CONTACT:

David Fry

Executive Vice President and

Chief Financial Officer

Flushing Financial Corporation

(718) 961-5400

FOR IMMEDIATE RELEASE

FLUSHING FINANCIAL CORPORATION TO

PRESENT AT INVESTOR CONFERENCES

LAKE SUCCESS, NY – February 27, 2009 — Flushing Financial Corporation (the “Company”) (NASDAQ-GS: FFIC), the parent holding company for Flushing Savings Bank, FSB, announced that John R. Buran, the Company’s President and Chief Executive Officer and David W. Fry, the Company’s Executive Vice President and Chief Financial Officer, will be participating in investor conferences sponsored by Keefe, Bruyette & Woods and Raymond James & Associates on March 4th and March 11th, 2009, respectively.

Keefe, Bruyette & Woods Regional Bank Conference

Date:	March 4, 2009
Time:	1:45 p.m. (EST)
Place:	Boston, Massachusetts

Raymond James & Associates’ 30th Annual Institutional Investors Conference

Date:	March 11, 2009
Time:	10:25 a.m. (EST)
Place:	Orlando, Florida

A simultaneous webcast of the conferences and additional information on Flushing Financial Corporation may be obtained by visiting the Company’s website at http://www.flushingsavings.com.

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: Statements in this Press Release relating to plans, strategies, economic performance and trends, projections of results of specific activities or investments and other statements that are not descriptions of historical facts may be forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking information is inherently subject to risks and uncertainties, and actual results could differ materially from those currently anticipated due to a number of factors, which include, but are not limited to, risk factors discussed in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2007 and in other documents filed by the Company with the Securities and Exchange Commission from time to time. Forward-looking statements may be identified by terms such as “may”, “will”, “should”, “could”, “expects”, “plans”, “intends”, “anticipates”, “believes”, “estimates”, “predicts”, “forecasts”, “potential” or “continue” or similar terms or the negative of these terms. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. The Company has no obligation to update these forward-looking statements.

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